UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2017

PhotoMedex, Inc.

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2300 Computer Drive, Building G, Willow Grove, PA	19090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

100 Lakeside Drive, Suite 100, Horsham, PA 19044

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 5, 2017, PhotoMedex, Inc. (NASDAQ and TASE: PHMD) (the “Company”) received notice (the “Notice”) from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, based upon the Company’s non-compliance with NASDAQ Listing Rule 5110, which requires an issuer to file an initial listing application and satisfy the initial listing criteria upon completion of a change of control transaction, the NASDAQ Hearings Panel has determined to delist the Company’s common stock from NASDAQ and that trading of the Company’s common stock will be suspended on NASDAQ effective with the open of business on July 7, 2017.

As the Company previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 26, 2017, the Company received notice from NASDAQ that the Company did not timely satisfy NASDAQ Listing Rule 5110(a) and that the Company intended to request a hearing before the NASDAQ Hearings Panel (the “Panel”) to request the continued listing of its common stock on NASDAQ pending the completion of the Company’s plan to satisfy all necessary criteria for listing on NASDAQ.

The Company intends to appeal the Panel’s determination; however, the appeal will not stay the suspension of trading of the Company’s securities on NASDAQ. The Company has filed an initial listing application with NASDAQ, and is working to evidence full compliance with the applicable NASDAQ Listing Rules as soon as possible.

Upon the suspension of trading on NASDAQ, the Company’s common stock will be eligible to trade over-the-counter via the OTC Markets’ “Pink” tier.  The Company may also seek to move from the Pink Sheets to the OTCQB or OTCQX trading tier while it appeals the NASDAQ determination.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward looking statements include, but are not limited to, statements with respect to the plans, strategies and objectives of management for future operations; product development, extensions and marketing; and expectations, beliefs or assumptions underlying any of the foregoing. The important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, changes in consumers’ spending habits and the marketability of certain products.  Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2016, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: July 6, 2017	By:	/s/ Suneet Singal
Suneet Singal
Chief Executive Officer